Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)

(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Registrant's telephone number, including area code: (410) 576-0100

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

&

Croft Income Fund

ANNUAL REPORT

April 30, 2009

CROFT VALUE FUND

MANAGERS COMMENTARY

APRIL 30, 2009

June 30, 2009

Dear Shareholder:

The Croft Value Fund continues to employ our value-oriented and somewhat contrarian investment philosophy in an effort to provide above-average returns for our shareholders.  For the fiscal year ended April 30, 2009, our underperformance was due, in part, to holdings in the energy and commodity sectors.  Since our fiscal year end, these sectors have recovered nicely. Our strategy is based on the generation of stock ideas that lead to committed investments for the long term.  We seek undervalued stocks of varied market capitalizations that generally tend to fall into one of three categories: 1) companies that have a potential catalyst for appreciation that the market has not fully valued; 2) companies that have price-to earnings (P/E) ratios lower than the market, but we believe will have above average long term earnings growth; and 3) contrarian ideas, which occur when a company has fallen out of favor with the market but still has good underlying prospects.

We continued to experience historic levels of volatility in the markets during the first four months of 2009.  While there will always be periods of uncertainty, times like these present opportunities to invest for the long term.  The macroeconomic picture has recently shown signs of improvement.  Broad measures of credit risk have improved--one such indicator that compares interbank lending rates to treasury rates, the three month TED spread, has declined from 4.5% at the peak of the credit crisis to 0.5%, approximately where it was prior to the failure of Lehman Brothers in September, 2008.  Access to capital is better as well, with $19.5 billion of high yield bonds issued in the first four months of 2009 vs. $4.4 billion in the last four months of 2008.  Corporate earnings have been better than feared, with 70% of companies in the S&P 500 beating analysts’ estimates for the first quarter.  Pending home sales have increased in four out of the last five months, with May’s report showing a 6.7% increase, the largest gain in 7 years.  The average rate on a fixed 30-year mortgage fell to a 38-year low of 4.78% as of April 20, 2009, further helping to stabilize house prices.  There is also ample cash on the sidelines, with U.S. investors holding more cash than stocks for the first time in 20 years, as of April 2009.  The global economic situation has also shown improvement.  The Chinese Purchasing Managers Index, a broad measure of manufacturing activity, has been above 50 (indicating growth) for the last three months.

While we are encouraged by these indicators, there is still good reason for caution.  U.S. unemployment was 9.4% as of May 2009, the highest level in 25 years.  345,000 jobs were lost in the month, and while the figure was better

CROFT VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

APRIL 30, 2009

than expected and an improvement from recent months, it was still worse than any monthly loss in the last three recessions.  Oil prices have also increased from $33 in March to $72 today, with the potential to act as a drag on consumer spending.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

CROFT INCOME FUND

MANAGERS COMMENTARY

APRIL 30, 2009

June 30, 2009

Dear Shareholder:

As of April 30, 2009, approximately 11% of the Income Fund’s assets were invested in short term, high-quality securities.  This is a decline from a reserves allocation of over 40% one year ago.  As recent economic turmoil and credit market dysfunction drove corporate bond yields to historically high spreads above government bonds, we have opportunistically deployed the Fund’s capital.  Over the last 9 months we have purchased bonds at yields we believe to be significantly higher than warranted by the issuers’ ability to service the debt.   We have also increased the credit quality of the Fund’s holdings, reducing non-investment grade holdings from 20% to 15%.  While we will continue to evaluate and take advantage of opportunities to deploy the Fund’s capital, we view the current allocation to reserves as a necessary hedge against the potential for increased inflation and rising interest rates in the medium term. For the fiscal year ended April 30, 2009, our underperformance was a result of a massive flight to treasuries during the worst of the economic crisis. However, this situation has improved markedly since our fiscal year end.

 While the global economy is by no means healthy, the macroeconomic picture has recently shown signs of improvement.  Broad measures of credit risk have improved- one such indicator that compares interbank lending rates to treasury rates, the three month TED spread, has declined from 4.5% at the peak of the credit crisis to 0.5%, approximately where it was prior to the failure of Lehman Brothers in September, 2008.  Access to capital is better as well, with $19.5 billion of high yield bonds issued in the first four months of 2009 vs. $4.4 billion in the last four months of 2008.  While we are encouraged by these indicators, there is still good reason for caution.  U.S. unemployment was 9.4% as of May 2009, the highest level in 25 years.  345,000 jobs were lost in the month, and while the figure was better than expected and an improvement from recent months, it was still worse than any monthly loss in the last three recessions.  Oil prices have also increased from $33 in March to approximately $72 as of June 10, 2009, with the potential to act as a drag on consumer spending. We believe that current asset allocation of the Income Fund reflects both the risks and the opportunities in the current interest rate environment.

As of April 30, 2009, the Income Fund had the following characteristics: net yield of approximately 4.6%, weighted average yield to maturity of 5.3%, weighted average duration (measure of sensitivity to interest rates) of 5.1 years, and weighted average maturity of 7.3 years. We continue to manage our credit risk through industry diversification and individual company

CROFT INCOME FUND

MANAGERS COMMENTARY (CONTINUED)

APRIL 30, 2009

analysis. As of June 10, 2009, we held 97 corporate bond issues in 21 different sectors. Additionally, 85% of the Fund’s assets were rated investment grade.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

CROFT VALUE FUND

GRAPHICAL ILLUSTRATION

APRIL 30, 2009

Cumulative Performance Comparison $10,000 Investment Since May 1, 1999*

April 30, 2009
Croft Value Fund $11,514
S&P 500 $ 8,898
25,000
20,000
15,000
10,000
5,000
0
CLVFX
S&P 500
Apr-99
Oct-99
Apr-00
Oct-00
Apr-01
Oct-01
Apr-02
Oct-02
Apr-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09

Average Annual Total Returns
For the Periods Ended April 30, 2009

	Croft Value Fund	S&P 500 Index
1 Year	-38.35%	-35.31%
3 Year	-8.49%	-10.87%
5 Year	1.34%	-2.78%
10 Year	1.42%	-1.16%

*This chart assumes an initial investment of $10,000 made on May 1, 1999.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Annual Fund Operating Expenses:**

Operating Expenses                                  1.59%

Less Waivers/Reimbursements*             (0.10)%

Net Annual Fund Operating Expenses      1.49%

** The Adviser has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) through August 30, 2009 to limit total annual fund operating expenses for the Value Fund to 1.47%.

CROFT INCOME FUND

GRAPHICAL ILLUSTRATION

APRIL 30, 2009

Cumulative Performance Comparison $10,000 Investment Since May 1, 1999*

April 30, 2009
Lehman Brothers Int. Govt./Corp. Bond Index $16,968
Croft Income Fund $15,235
CLINX
Lehman Brothers
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
Apr-99
Oct-99
Apr-00
Oct-00
Apr-01
Oct-01
Apr-02
Oct-02
Apr-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09

Average Annual Total Return
For the Periods Ended April 30, 2009

	Croft Income Fund	Lehman Brothers Int. Govt. / Corp. Bond Index.
1 Year	-3.58%	3.19%
3 Year	1.35%	5.73%
5 Year	2.31%	4.27%
10 Year	4.30%	5.43%

*This chart assumes an initial investment of $10,000 made on May 1, 1999.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Annual Fund Operating Expenses:**

Operating Expenses*                                     2.04%

Less Waivers/Reimbursements**               (0.94)%

Net Annual Fund Operating Expenses          1.10%

** The Adviser has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, underlying fund fees and expenses or extraordinary expenses) through August 30, 2009 to limit total annual fund operating expenses for the Income Fund to 1.10%.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares		Value

COMMON STOCKS - 95.09%

Agricultural - 3.63%
10,417	Archer-Daniels-Midland Co.	$ 256,467
7,204	CF Industries Holdings, Inc.	519,047
11,311	Monsanto Company	960,191
9,085	Potash Corp. of Saskatchewan, Inc.	785,762
		2,521,467
Aircraft & Parts - 0.64%
29,547	AAR Corp. *	445,273

Banks, S&Ls and Brokers - 1.12%
26,384	Bank of New York Mellon Corp.	672,264
12,087	Bank of America Corp.	107,937
		780,201
Building & Construction - 1.77%
56,919	Foster Wheeler Ltd. *	1,225,466

Capital Equipment - 8.03%
49,624	Baldor Electric Co.	1,151,277
15,860	Caterpillar, Inc.	564,298
29,414	Deere & Co.	1,213,622
11,921	Flowserve Corp.	809,436
47,274	Terex Corp. *	652,381
24,214	United Technologies Corp.	1,182,612
		5,573,626
Chemicals - 1.76%
43,908	E.I. du Pont de Nemours & Co.	1,225,033

Consumer Non-Durables - 2.96%
30,428	Philip Morris International, Inc.	1,101,494
19,277	Procter & Gamble Co.	953,054
		2,054,548
Energy - 0.55%
14,917	Suncor Energy Inc.	378,295

* Non-income producing during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares		Value
Financial Services - 2.06%
18,475	American Express, Co.	465,940
16,931	Citigroup, Inc.	51,640
61,698	Invesco Ltd. ADR	908,194
		1,425,774
Forester Products - 5.00%
25,525	Potlatch Corp.	750,690
29,100	Plum Creek Timber Co., Inc.	1,004,532
48,687	Weyerhaeuser Co.	1,716,704
		3,471,926
Gas & Gas Transmission - 2.39%
78,802	Williams Companies, Inc.	1,111,108
34,292	Southern Union Co.	545,586
		1,656,694
Healthcare - 7.15%
28,233	Aetna Inc.	621,408
38,925	CVS Caremark Corp.	1,237,037
10,578	Edwards Lifesciences Corp. *	670,434
48,044	Qiagen N.V. *	791,765
16,563	Stryker Corp.	641,154
42,610	Unitedhealth Group, Inc.	1,002,187
		4,963,985
Home Improvement Stores - 1.61%
51,763	Lowes Companies, Inc.	1,112,905

Industrial Goods - 2.51%
8,274	Valmont Industries	527,716
15,963	Allegheny Technologies, Inc.	522,469
48,847	ABB Ltd. - ADR	694,604
		1,744,789
Insurance Agents & Brokers - 1.50%
49,525	Marsh & McLennan Companies, Inc.	1,044,482

International Oil & Gas - 4.44%
19,901	Crescent Point Energy Trust	469,469
47,237	Nexen, Inc.	902,227

ADR - American Depository Receipt

* Non-income producing during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares		Value
18,895	Penn West Energy Trust	207,278
68,913	Petrobank Energy & Resources Ltd. *	1,501,876
		3,080,850
Life Insurance - 2.20%
15,659	MetLife, Inc.	465,855
36,766	Prudential Financial, Inc.	1,061,802
		1,527,657
Media & Entertainment - 3.11%
52,732	Cablevision Systems Corp. - NY Group Class A	904,881
51,486	Liberty Media Corp. - Entertainment - Class A *	1,253,684
		2,158,565
Metals & Mining - 1.80%
29,290	Freeport McMoran Copper & Gold, Inc.	1,249,219

Multi-Industry - 4.73%
42,375	General Electric Co.	536,044
42,527	Honeywell International, Inc.	1,327,268
20,596	ITT Corp.	844,642
24,291	Tyco International, Inc.	577,154
		3,285,108
Natural Gas - 2.95%
11,600	Petrohawk Energy Corp. *	273,760
31,356	Southwestern Energy Co. *	1,124,426
15,164	Ultra Petroleum Corp. *	649,019
		2,047,205
Oil - 0.12%
27,335	Gulfport Energy Corp. *	81,185

Pharmaceuticals - 7.56%
9,077	Cephalon, Inc. *	595,542
9,075	Genzyme Corp. *	483,970
25,554	ICON PLC. - ADR *	404,775
23,370	Johnson & Johnson	1,223,653
10,145	Merck & Co. Inc.	245,915
30,859	Pfizer, Inc.	412,276
32,126	Pharmaceutical Product Development, Inc.	629,991

ADR - American Depository Receipt

* Non-income producing during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares		Value
23,426	Schering-Plough Corp.	539,267
16,793	Wyeth	712,023
		5,247,412
Property & Casualty Insurance - 3.45%
36,415	Allstate Corp.	849,562
33,380	Ace Ltd.	1,546,162
		2,395,724
Real Estate - 1.16%
107,383	CB Richard Ellis Group Inc. - Class A	805,373

Retail Stores - 1.39%
66,653	Collective Brands, Inc. *	967,802

Specialty Chemicals - 4.69%
21,719	3M Co.	1,251,014
20,556	Albemarle Corp.	551,312
29,802	FMC Corp.	1,452,252
		3,254,578
Technology - 6.24%
71,005	Cisco Systems, Inc. *	1,371,817
123,725	Flextronics International Ltd. *	480,053
19,986	Verisign, Inc. *	411,312
30,937	Altera Corp.	504,582
45,857	Corning, Inc.	670,429
73,075	Applied Materials, Inc.	892,246
		4,330,439
Telecommunications - 3.92%
44,660	Amdocs Ltd. *	934,734
65,820	General Cable Corp. *	1,786,355
		2,721,089
Transportation - 2.03%
2,773	Burlington Northern Santa Fe Corp.	187,122
15,403	Canadian National Railway Co.	622,589
16,841	Norfolk Southern Corp.	600,887
		1,410,598
Utilities - 2.62%
49,205	Calpine Corp. *	399,053

* Non-income producing during the period.

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares		Value
8,310	FirstEnergy Corp.	339,879
10,047	FPL Group, Inc.	540,428
14,575	PG&E Corp.	541,024
		1,820,384

TOTAL FOR COMMON STOCKS (Cost $83,921,124) - 95.09%		$ 66,007,652

SHORT TERM INVESTMENTS - 5.06%
3,514,994	AIM Short-term Investment Company Prime Portfolio 2.94% ** (Cost $3,514,994)	3,514,994

TOTAL FOR SHORT TERM INVESTMENTS (Cost $3,514,994) - 5.06%		$ 3,514,994

TOTAL INVESTMENTS (Cost $87,436,118) - 100.15%		$ 69,522,646

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.15)%		(105,764)

NET ASSETS - 100.00%		$ 69,416,882

** Variable Rate Security; the coupon rate shown represents the rate at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares/Principal		Value

CLOSED END MUTUAL FUNDS - 1.85%

Taxable Bond Funds - 1.85%
6,200	AllianceBernstein Global High Income Fund *	$ 59,396
9,600	Templeton Emerging Markets Income Fund *	94,176
4,500	Western Asset Worldwide Income Fund *	42,660
		196,232

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $227,527) - 1.85%		$ 196,232

CORPORATE BONDS - 85.27%

Accident & Health Insurance - 0.20%
22,000	Unumprovident Corp., 7.625%, 3/1/11	$ 21,681

Bituminous Coal & Lignite Surface Mining - 0.47%
50,000	Massey Energy Co., 6.625%, 11/15/10	50,000

Building Materials & Housing - 2.23%
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	96,601
140,000	Weyerhaeuser Co., 6.75%, 3/15/12	139,716
		236,317
Business Equipment - 5.37%
80,000	Goodyear Tire & Rubber Co., 7.857%, 8/15/11	74,400
182,000	Hewlett-Packard Co., 5.500%, 3/1/18	190,795
45,000	Hewlett-Packard Co., 6.125%, 3/1/14	49,484
160,000	Pitney Bowes, Inc., 4.750%, 5/15/18	147,577
105,000	United Technology Corp., 5.375%, 12/15/17	106,520
		568,776
Business Services - 1.42%
145,000	United Parcel Services, 5.50%, 1/15/18	150,361

Cable TV & Cellular Telephone - 0.99%
100,000	Tele-Communications, Inc. Senior Debentures, 7.875%, 8/1/13	104,724

* Closed-end security

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares/Principal		Value
Capital Goods - 3.02%
150,000	Caterpillar, Inc., 7.00%, 12/15/13	161,312
75,000	General Dynamics Corp., 5.25%, 2/1/14	79,600
80,000	Thermo Fisher Science, Inc., 6.75%, 8/15/14	79,497
		320,409
Chemicals - 2.37%
75,000	Agrium, Inc. Debentures (Yankee), 7.800%, 2/1/27	66,768
150,000	Dupont EI De Nemours, 6.000% 7/15/18	154,035
30,000	IMC Global, Inc. Senior Debentures, 9.450%, 12/15/11	30,027
		250,830
Education - 0.38%
40,000	Duke University, 5.15%, 4/1/19	40,245

Electric & Gas Utilities - 1.61%
100,000	Dominion Resources, Inc. 6.250%, 6/30/12	104,960
67,000	El Paso Corp. Senior Notes, 7.000%, 5/15/11	65,614
		170,574
Electronic Instruments and Controls - 1.67%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	34,645
60,000	Arrow Electronics, Inc. Debentures, 7.500%, 1/15/27	43,692
130,000	General Cable Corp., 1.00%, 10/15/12	98,475
		176,812
Energy and Energy Services - 10.22%
120,000	Anadarko Petroleum 7.625%, 3/15/14	123,073
140,000	BP Capital Markets PLC, 5.25%, 11/7/13	150,944
100,000	Baker Hughes, Inc. 7.5%, 11/15/18	112,541
30,000	Baker Hughes, Inc. 6.5%, 11/15/13	32,960
30,000	Conocophillips Corp., 4.75%, 2/1/14	31,636
100,000	Conocophillips Corp., 5.20%, 5/15/18	98,095
60,000	Tosco Corp., 7.80%, 1/1/27	63,248
65,000	Global Marine, Inc., Notes, 7.000%, 6/1/28	58,690
135,000	Occidental Petroleum, 6.75%, 1/15/12	144,144
60,000	Petrohawk Energy Corp., 9.125%, 7/15/13	58,800
100,000	Shell International Finance BV, 4.00%, 3/21/14	103,123
105,000	Weatherford International, Inc., 5.95%, 6/15/12	105,056
		1,082,310

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares/Principal		Value

Environmental Service/Pollution Control - 0.48%
50,000	Waste Management, Inc. Debentures, 7.650%, 3/15/11	51,231

Federal & Federally-Sponsored Credit Agencies - 9.54%
100,000	Fannie Mae, 4.50%, 12/18/17	100,094
90,000	Fannie Mae, 4.50%, 5/28/15	90,225
43,000	Fannie Mae, 4.50%, 6/11/18	43,040
105,000	Fannie Mae, 4.81%, 6/30/16	105,656
200,000	Fannie Mae, 5.00%, 7/24/18	200,188
125,000	Federal Farm Credit Bank, 5.41%, 11/7/16	131,680
60,000	Federal Home Loan Bank, 3.20%, 12/18/12	60,656
121,000	Freddie Mac, 4.55%, 3/15/18	121,048
158,000	Freddie Mac, 5.00%, 7/23/20	158,064
		1,010,651
Financial Services - 4.12%
160,000	Berkshire Hathaway Financial Corp. 4.625%, 10/15/13	163,354
60,000	CIGNA Corp. Debentures, 7.875%, 5/15/27	46,069
55,000	General Electric Capital Corp., 3.00%, 12/9/11	56,742
55,000	Goldman Sachs Group, 3.25%, 6/15/12	57,324
55,000	JP Morgan Chase & Co., 3.125%, 12/1/11	56,702
55,000	Wells Fargo & Co., 3.00%, 12/9/11	56,671
		436,862
Food & Drug Producers - 5.45%
100,000	Archer-Daniels Midland Co. 5.45%, 3/15/18	101,964
70,000	Bunge, Ltd., 5.35%, 4/15/14	62,639
100,000	Glaxosmithkline PLC., 4.375%, 4/15/14	101,935
160,000	Pepsico, Inc., 7.90%, 11/1/18	193,100
110,000	Pfizer, Inc., 5.35%, 3/15/15	118,248
		577,886
Gas & Gas Transmission - 2.62%
100,000	KN Energy, Inc. Senior Debentures, 7.250%, 3/1/28	69,000
115,000	Pacific Energy Partners L.P., 7.125%, 6/15/14	110,789
100,000	Panhandle Eastern Pipeline, 6.05%, 8/15/13	98,181
		277,970
Home Improvement Stores - 0.29%
30,000	Home Depot, Inc. 5.20%, 3/1/11	30,570

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares/Principal		Value

Home Lawn & Garden Equipment - 0.75%
100,000	Toro Company Debentures, 7.800%, 6/15/27	79,648

Industrial Goods - 3.23%
75,000	Cummins Engine Company, Inc. Debentures, 6.750%, 2/15/27	54,666
90,000	Honeywell International, Inc., 4.25%, 3/1/13	93,440
136,000	General Electric Co., 5.25%, 12/6/17	128,697
65,000	Nalco Company., 8.875%, 11/15/13	65,325
		342,128
Insurance Agents, Brokers & Service - 1.00%
120,000	Marsh & McLennan Co., 5.750%, 9/15/15	106,341

International Gas & Oil - 1.55%
175,000	Nexen, Inc. 5.05%. 11/20/13	164,165

Life Insurance - 1.23%
160,000	Prudential Financial, Inc. 4.5% 7/15/13	130,172

Media & Entertainment - 2.71%
170,000	Time Warner, Inc. Debentures, 9.150%, 2/1/23	175,995
110,000	Washington Post Co., 7.25%, 2/1/19	110,975
		286,970
Metal & Mining - 5.20%
100,000	Arch Western Finance 6.75%, 7/1/13	87,250
165,000	BHP Biliton Ltd. 5.5%, 4/1/14	173,723
75,000	Freeport McMoran, 8.375%, 4/1/17	73,500
125,000	Peabody Energy Corp., 6.875%, 3/15/13	122,500
125,000	U.S. Steel Corp., 7.000%, 2/1/18	92,846
		549,819
Miscellaneous Consumer Goods & Services - 2.63%
90,000	Brown-Forman Corp., 5.00% 2/1/14	92,511
90,000	Proctor & Gamble Co., 4.60% 1/15/14	95,309
100,000	Tenneco Packaging, Inc. Debentures, 8.125% 6/15/17	90,286
		278,106
Miscellaneous Manufacturing Industries - 0.24%
25,000	Blyth, Inc., 7.90%, 10/1/09	25,125

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares/Principal		Value

Pipelines - 1.40%
150,000	Sonat Inc. Notes, 7.625%, 7/15/11	148,493

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.17%
150,000	Albemarle Corp., 5.100%, 2/1/15	124,467

Printing & Publishing - 1.35%
165,000	News America Holdings, Inc. Senior Debentures, 7.750%, 2/1/24	143,168

Retail Stores - 1.98%
55,000	Albertson's Medium-Term, Inc. Notes, 6.520%, 4/10/28	24,750
70,000	Auto Zone Inc., 6.95%, 6/15/16	67,855
55,000	Sears Roebuck Co., 7.500%, 10/15/27	18,569
90,000	Staples, Inc., 9.75%, 1/15/14	98,763
		209,937
Security & Protection Services - 1.10%
115,000	L-3 Communications Corp., 7.625%, 6/15/12	116,150

Semiconductors - 0.26%
30,000	Flextronics International, 9.875%, 7/1/10	27,735

Steel & Iron - 2.75%
185,000	Carpenter Technology, 7.625%, 8/15/11	189,618
100,000	Nucor Corp., 5.750%, 12/1/17	101,891
		291,509
Telephones & Communications - 2.82%
95,000	Alltel Corp., 7.875% Due 7/1/32	99,928
186,000	Liberty Media, LLC., 8.25%, 2/1/30	117,964
75,000	AT&T Corp., 4.85%, 2/15/14	77,773
3,141	Nynex Corp Amort Debentures, 9.55%, 5/1/10	3,131
		298,796
Technology - 1.45%
145,000	Cisco Systems, Inc., 5.50%, 2/22/16	153,437

TOTAL FOR CORPORATE BONDS (Cost $8,992,383) - 85.27%		$ 9,034,375

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

APRIL 30, 2009

Shares/Principal		Value

SHORT TERM INVESTMENTS - 11.55%
1,222,995	AIM Short-term Investment Company Prime Portfolio 2.94% ** (Cost $1,222,995)	1,222,995

TOTAL SHORT TERM INVESTMENTS (Cost $1,222,995) - 11.55%		$ 1,222,995

TOTAL INVESTMENTS (Cost $10,442,905) - 98.67%		$ 10,453,602

OTHER ASSETS LESS LIABILITIES - 1.33%		141,186

NET ASSETS - 100.00%		$ 10,594,788

** Variable Rate Security; the coupon rate shown represents the rate at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2009

Assets:	Value Fund	Income Fund
Investments in Securities, at Value
(Cost $87,436,118 and $10,442,905, respectively)	$ 69,522,646	$ 10,453,602

Receivables:
Fund Shares Sold	232,680	-
Dividends and Interest	84,548	165,676
Prepaid Expenses	9,419	7,967
Total Assets	69,849,293	10,627,245
Liabilities:
Due to Custodian Bank	80	105
Payables:
Fund Shares Redeemed	227,748	149
Accrued Management Fees	33,301	67
Dividends Payable	-	15,196
Other Accrued Expenses	20,604	16,940
Securities Purchased	150,678	-
Total Liabilities	432,411	32,457
Net Assets	$ 69,416,882	$ 10,594,788

Net Assets Consist of:
Paid In Capital	$ 98,560,043	$ 11,561,735
Accumulated Undistributed Net Investment Income	20,350	30,608
Accumulated Realized Loss on Investments	(11,250,039)	(1,008,252)
Unrealized Appreciation/(Depreciation) in Value of Investments	(17,913,472)	10,697
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft
Funds Corporation, which includes the Value Fund and the
Income Fund), for 4,521,192 and 1,179,282 Shares Outstanding.	$ 69,416,882	$ 10,594,788

Net Asset Value and Offering Price Per Share	$ 15.35	$ 8.98

Short-term Redemption Price Per Share ($15.35 x 0.98 and $8.98 x 0.98) *	$ 15.04	$ 8.80

* The Funds will deduct a 2% redemption fee for redemption proceeds if purchased and redeemed within 30 days.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS

STATEMENT OF OPERATIONS

For the year ended APRIL 30, 2009

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign witholding taxes of $11,769 and $0, respectively)	$ 1,013,187	$ 26,022
Interest	124,302	527,690
Total Investment Income	1,137,489	553,712

Expenses:
Advisory Fees (Note 4)	595,220	79,045
Distribution Fees	158,306	25,014
Transfer Agent and Fund Accounting Fees	49,904	29,249
Custody Fees	43,658	7,281
Registration Fees	24,410	23,038
Audit Fees	14,699	14,101
Insurance Fees	13,698	3,023
Legal Fees	11,214	11,178
Miscellaneous Fees	8,222	4,987
Printing and Mailing Fees	6,434	6,043
Trustee Fees	1,026	975
Total Expenses	926,791	203,934
Fees Waived and Reimbursed by the Advisor (Note 4)	-	(93,871)
Net Expenses	926,791	110,063

Net Investment Income	210,698	443,649

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(11,189,644)	(726,101)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(23,415,610)	(71,587)
Net Realized and Unrealized (Loss) on Investments	(34,605,254)	(797,688)

Net Decrease in Net Assets Resulting from Operations	$ (34,394,556)	$ (354,039)

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years
	Ended
	4/30/2009	4/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 210,698	$ 95,675
Net Realized Gain (Loss) on Investments	(11,189,644)	1,011,131
Net Change in Unrealized Appreciation/Depreciation on Investments	(23,415,610)	1,252,227
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,394,556)	2,359,033

Distributions to Shareholders from:
Net Investment Income	(216,487)	(85,119)
Realized Gains	(384,866)	(921,353)
Net Change in Net Assets from Distributions	(601,353)	(1,006,472)

Capital Share Transactions:
Proceeds from Sale of Shares	85,642,758	40,049,704
Shares Issued on Reinvestment of Dividends	589,865	970,999
Cost of Shares Redeemed	(43,200,771)	(2,960,981)
Net Increase from Shareholder Activity	43,031,852	38,059,722

Net Assets:
Net Increase in Net Assets	8,035,943	39,412,283
Beginning of Period	61,380,939	21,968,656
End of Period (Including Accumulated Undistributed Net
Investment Income of $20,350 and $26,139, respectively)	$ 69,416,882	$ 61,380,939

Share Transactions:
Shares Sold	4,644,266	1,615,881
Shares Issued on Reinvestment of Dividends	40,906	37,274
Shares Redeemed	(2,602,702)	(119,698)
Net Increase in Shares	2,082,470	1,533,457
Outstanding at Beginning of Period	2,438,722	905,265
Outstanding at End of Period	4,521,192	2,438,722

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years
	Ended
	4/30/2009	4/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 443,649	$ 532,809
Net Realized Loss on Investments	(726,101)	(120,791)
Net Change in Unrealized Appreciation/Depreciation on Investments	(71,587)	(241,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	(354,039)	170,598

Distributions to Shareholders:
Net Investment Income	(437,520)	(526,766)
Net Change in Net Assets from Distributions	(437,520)	(526,766)

Capital Share Transactions:
Proceeds from Sale of Shares	1,745,067	584,809
Shares Issued on Reinvestment of Dividends	390,189	443,801
Cost of Shares Redeemed	(1,199,443)	(1,243,403)
Net Increase/(Decrease) from Shareholder Activity	935,813	(214,793)

Net Assets:
Net Increase (Decrease) in Net Assets	144,254	(570,961)
Beginning of Period	10,450,534	11,021,495
End of Period (Including Accumulated Undistributed Net
Investment Income of $30,608 and $24,479, respectively)	$ 10,594,788	$ 10,450,534

Share Transactions:
Shares Sold	193,554	58,851
Shares Issued on Reinvestment of Dividends	42,982	45,065
Shares Redeemed	(130,870)	(124,835)
Net Increase/(Decrease) in Shares	105,666	(20,919)
Outstanding at Beginning of Period	1,073,616	1,094,535
Outstanding at End of Period	1,179,282	1,073,616

The accompanying notes are an integral part of these financial statements.

CROFT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2009		4/30/2008	4/30/2007	4/30/2006	4/30/2005

Net Asset Value, at Beginning of Period	$ 25.17		$ 24.27	$ 21.94	$ 18.57	$ 17.62

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.06		0.08	0.13	0.03	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	(9.72)		1.72	3.27	4.80	1.65
Total from Investment Operations	(9.66)		1.80	3.40	4.83	1.73

Distributions:
Net Investment Income	(0.06)		(0.08)	(0.11)	(0.06)	(0.06)
Realized Gains	(0.10)		(0.82)	(0.96)	(1.40)	(0.72)
Total from Distributions	(0.16)		(0.90)	(1.07)	(1.46)	(0.78)

Proceeds from Redemption Fees	-	***	-	-	-	-

Net Asset Value, at End of Period	$ 15.35		$ 25.17	$ 24.27	$ 21.94	$ 18.57

Total Return **	(38.35)%		7.28%	15.86%	26.77%	10.01%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 69,417		$ 61,381	$ 21,969	$ 11,024	$ 7,341
Before Waivers
Ratio of Expenses to Average Net Assets	1.46%		1.57%	1.66%	1.76%	2.01%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%		0.22%	0.43%	(0.12)%	(0.10)%
After Waivers
Ratio of Expenses to Average Net Assets	1.46%		1.48%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.33%		0.31%	0.59%	0.13%	0.41%
Portfolio Turnover	15.49%		24.20%	19.46%	21.97%	47.54%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** Proceeds from redemption fees were less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

CROFT INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	4/30/2009	4/30/2008	4/30/2007	4/30/2006	4/30/2005

Net Asset Value, at Beginning of Period	$ 9.73	$ 10.07	$ 9.98	$ 10.21	$ 10.12

Income (Loss) From Investment Operations:
Net Investment Income *	0.41	0.50	0.53	0.49	0.45
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.76)	(0.34)	0.08	(0.24)	0.09
Total from Investment Operations	(0.35)	0.16	0.61	0.25	0.54

Distributions:
Net Investment Income	(0.40)	(0.50)	(0.52)	(0.48)	(0.45)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.40)	(0.50)	(0.52)	(0.48)	(0.45)

Net Asset Value, at End of Period	$ 8.98	$ 9.73	$ 10.07	$ 9.98	$ 10.21

Total Return **	(3.58)%	1.63%	6.27%	2.43%	5.42%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,595	$ 10,451	$ 11,021	$ 10,040	$ 8,786
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.04%	1.97%	1.66%	1.67%	1.68%
Ratio of Net Investment Income to Average Net Assets	3.50%	4.17%	4.71%	4.28%	3.79%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	4.43%	5.04%	5.27%	4.85%	4.36%
Portfolio Turnover	16.70%	5.03%	15.04%	14.61%	1.76%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995. The Value Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund seeks a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation: The Funds’ portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price. If there are no sales reported, as in the case of certain securities traded over-the-counter, the Funds’ portfolio securities will be valued by using the last reported bid price. Many debt securities, including U.S. Government Securities, are traded in the over-the counter market. Obligations having remaining maturities of 60 days or less are valued at amortized cost which the Corporation’s Directors have determined to approximate their market value.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument.  Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Funds would receive if the instruments were sold.  Consequently, changes in the market value of such portfolio instruments during periods of rising or falling interest rates will not be reflected in the computation of the Funds’ net asset value.

Certain securities and assets of the Funds may be valued at fair value as determined in good faith by the Board of Directors or by persons acting at their direction in accordance with guidelines established by the Board of Directors.  The fair value of any restricted securities from time to time held by the Funds are determined by the Advisor according to procedures approved by the Board of Directors.  Such valuations and procedures are reviewed periodically by the Board of Directors.  The fair value of these securities is generally determined as the amount which the Funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. Method

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities trade on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

As of and during the fiscal year ended April 30, 2009 the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by the U.S. Federal tax authorities for tax years before 2005.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. At April 30, 2009, expired capital loss carryforwards in the amount of $404,798 were reclassified to paid-in capital and $2,337 was reclassified from accumulated net realized losses to paid-in capital for other book/tax differences for the Income Fund.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and rates.

Fair Value Measurements: The Funds adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective May 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Funds upon selling an asset or paid by the Funds to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ assets carried at fair value:

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

Value Fund

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments (1)

Level 1 – Quoted Prices                                        $69,522,646                         $          -

Level 2 – Significant Other Observable Inputs                      -                                      -

Level 3 – Significant Unobservable Inputs                            -                                      -

Total                                                                       $69,522,646                         $          -

Income Fund

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments (1)

Level 1 – Quoted Prices                                         $1,419,227                         $          -

Level 2 – Significant Other Observable Inputs        9,034,375                                     -

Level 3 – Significant Unobservable Inputs                            -                                      -

Total                                                                      $10,453,602                         $          -

(1)  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the year ended April 30, 2009, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value.  Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Note 3. New Accounting Pronouncements – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ future financial statement and related disclosures.

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain the Advisor as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2009, the Advisor earned fees from the Value Fund of $595,220 before the waiver/reimbursement described below. For the period of May 1, 2008 through August 24, 2008, the Advisor had contractually agreed to waive management fees and/or reimburse expenses to the Value Fund to limit the overall expense ratio to 1.48%. Effective August 25, 2008 through August 30, 2009, the Advisor contractually agreed to an expense limitation of 1.47% of the Value Fund’s average net assets (excluding ordinary brokerage commissions, underlying Fund fees and extraordinary expenses). At April 30, 2009, the Value Fund owed the Advisor $33,301.

For the fiscal year ended April 30, 2009, the Advisor earned fees from the Income Fund of $79,045 before the waiver/reimbursement described below.  Through August 30, 2009, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding ordinary brokerage commissions and extraordinary expenses) of the Income Fund’s average net assets.  At April 30, 2009 the Income Fund owed the Advisor $67.

Pursuant to a plan of distribution, the Funds may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the fiscal year ended April 30, 2009, the Value Fund and the Income Fund incurred distribution fees of $158,306 and $25,014, respectively.

A director and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $1,500 plus expenses for services related to the Corporation.

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

Note 5. Capital Share Transactions

At April 30, 2009, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund and the Income Fund), and paid in capital amounted to $98,560,043 for the Value Fund and $11,561,735 for the Income Fund.

Note 6. Investments

Value Fund

For the fiscal year ended April 30, 2009, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $56,080,325 and $8,776,423, respectively. For federal income tax purposes, as of April 30, 2009, the gross unrealized appreciation for all securities totaled $2,115,196 and the gross unrealized depreciation for all securities totaled $26,829,459, for a net unrealized depreciation of $24,714,263.  The aggregate cost of securities for federal income tax purposes at April 30, 2009 was $94,236,909.

Income Fund

For the fiscal year ended April 30, 2009, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $5,165,462 and $1,175,952, respectively.  For the fiscal year ended April 30, 2009, the cost of purchases and the proceeds from the sales on U.S. Government securities aggregated $0 and $0, respectively.  For federal income tax purposes, as of April 30, 2009, the gross unrealized appreciation for all securities totaled $389,345 and the gross unrealized depreciation for all securities totaled $958,247, for a net unrealized depreciation of $568,902.  The aggregate cost of securities for federal income tax purposes at April 30, 2009 was $11,022,504.

The difference between book cost and tax cost represents the difference between the original cost and market value of portfolio securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 7. Distributions to Shareholders

VALUE FUND

The Value Fund makes distributions annually. During the fiscal year ended April 30, 2009, distributions of $0.16 per share, or $601,353 in the aggregate, were declared and paid from net investment income and long-term capital gains.

The tax character of distributions paid during the fiscal years ended April 30, 2009 and 2008 were as follows:

Distributions paid from:	4/30/2009	4/30/2008
Ordinary Income	$216,487	$85,119
Long Term Capital Gain	384,866	921,353
	$601,353	$ 1,006,472

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

As of April 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$ 19,911
Capital Loss Carryforward	(4,448,809)
Unrealized Appreciation/ (Depreciation)	(24,714,263)
$ (29,143,161)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales and post-October losses. The Value Fund elected to defer post-October losses in the amount of $6,740,835.

INCOME FUND

The Income Fund makes quarterly income distributions. During the fiscal year ended April 30, 2009, distributions of $0.40 per share, or $437,520 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2009 and 2008 were as follows:

Distributions paid from:	April 30, 2009	April 30, 2008
Ordinary Income	$ 437,520	$ 526,766
	$ 437,520	$ 526,766

As of April 30, 2009 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$30,608
Capital Loss Carryforward	(420,958)
Unrealized Appreciation/ (Depreciation)	(568,902)
$(959,252)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and market value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995 and due to the deferral of post-October losses.  The Income Fund elected to defer post-October losses in the amount of $589,631.

CROFT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

APRIL 30, 2009

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (a) of the Act.  As of April 30, 2009, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 66% of the voting securities of the Value Fund and may be deemed to control the Value Fund.

Note 9. Capital Loss Carryforwards

At April 30, 2009, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $420,958, of which $139,760 expires in 2010, $21,085 expires in 2011, $120,791 expires in 2016 and $139,322 expires in 2017. Capital loss carryforwards in the amount of $404,798 expired during the year ended April 30, 2009.  At April 30, 2009, the Value Fund had available for federal income tax purposes an unused capital loss carryforward of which $4,448,809 expires in 2017.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.

CROFT FUNDS

AUDITOR’S OPINION

APRIL 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Croft Funds Corporation (the “Funds”), comprising the Croft Value Fund and Croft Income Fund as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the Funds’ custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Croft Funds Corporation as of April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 26, 2009

CROFT FUNDS

EXPENSE ILLUSTRATION

APRIL 30, 2009 (UNAUDITED)

Expense Example

As a shareholder of the Croft Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2008 through April 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on these Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not these Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

CROFT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

APRIL 30, 2009 (UNAUDITED)

Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	November 1, 2008	April 30, 2009	November 1, 2008 to April 30, 2009
Actual	$1,000.00	$969.85	$7.13
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.30
* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	November 1, 2008	April 30, 2009	November 1, 2008 to April 30, 2009

Actual	$1,000.00	$1,062.44	$5.63
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51
* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT FUNDS

TRUSTEES AND OFFICERS

APRIL 30, 2009 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
Kent G. Croft[2] Age: 46	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	Croft-Leominster Inc., Wildfowl Trust of North America, St. Paul’s School	14 years
L. Gordon Croft[2] Age: 76	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	Croft-Leominster Inc.	14 years
Phillip Vong Age: 34	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	5 Years
George Russell Croft[2] Age: 35	Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001	N/A	Croft Leominster Inc.	2 Year

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

CROFT FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

APRIL 30, 2009 (UNAUDITED)

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Year of Birth	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer	Length of Time Served
George D. Edwards, II Age: 71	Director (and Chairman) of the Corporation. Past Chairman of the Board of the Omega Organization Inc., a financial services consulting firm, from 1995-2003. President and Chief Executive Officer, Hottman Edwards Advertising, Inc., 1971-1995.	2	None	14 years (Chairman 8 years)
Charles Jay McLaughlin Age: 46	Director of the Corporation. President, Orion Safety Products as of January 1999. Attorney, Oppenheimer Wolff & Donnelly (law firm, 1989-1995).	2	Orion Safety Products	10 years

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House,

300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS

ADDITIONAL INFORMATION

APRIL 30, 2009 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that these Funds use to determine how to vote proxies relating to portfolio securities and information regarding how these Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

1-800-746-3322

                 This report is provided for the general information of the shareholders of the Croft Funds Corporation. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 23,000

FY 2008

$ 23,945

(b)

Audit-Related Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2009

$ 5,000

FY 2008

$ 3,000

Nature of the fees:

Federal and State Tax Returns.  The 2009 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2009

$ 1,380

FY 2008

$ 0

Nature of the fees:

Out of pocket expenses and consents

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 6,380

FY 2008

$ 3,000

Part of the 2009 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 1, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, CEO

*Kent Croft CEO

Date July 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, CEO

*Kent Croft CEO

Date July 8, 2009

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 8, 2009

* Print the name and title of each signing officer under his or her signature.